Exhibit 10.12

COLLATERAL PLEDGE AGREEMENT

This Collateral Pledge Agreement (“Agreement”), dated as of March 30, 2021, is made by 1847 WOLO INC., a Delaware corporation, having an address at c/o 1847 Holdings LLC, 590 Madison Avenue, 21st Floor, New York, New York 10022 (“Pledgor”), in favor of STERLING NATIONAL BANK, a national banking association with an office at 400 Rella Boulevard, Montebello, New York 10901 (“Secured Party”).

Background

A. This Agreement is executed in connection with that certain Credit Agreement between Pledgor, WOLO MFG. CORP., and WOLO INDUSTRIAL HORN & SIGNAL, INC. (collectively, the “Borrower”) and Secured Party dated as of the date hereof (as same may be further amended, supplemented, restated, replaced or otherwise modified from time to time, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the same meanings assigned to such terms in the Loan Agreement.

B. This Agreement is intended to provide additional security for the Obligations (as defined in the Loan Agreement) owing by Borrower to Secured Party.

NOW THEREFORE, for other good and sufficient consideration, the receipt of which is hereby acknowledged, Pledgor, intending to be legally bound hereby, covenants and agrees as follows:

1. As security for the Obligations, Pledgor does hereby grant to Secured Party a security interest in, and does hereby assign, pledge, hypothecate, deliver and set over to Secured Party, its successors and assigns, all of Pledgor’s now owned or hereafter acquired or arising investment property, including without limitation all of the following property, together with any additions, exchanges, replacements and substitutions therefor, dividends and distributions with respect thereto, and the proceeds thereof (collectively, the “Pledged Collateral”): all of Pledgor’s shares of capital stock, partnership interests and membership interests in those corporations, partnerships and limited liability companies listed on Schedule I attached hereto, whether now owned or hereafter acquired by Pledgor or in which Pledgor now or hereafter has any rights, options or warrants, together with all certificates representing such interests, if any, and all rights (but none of the obligations) under or arising out of the applicable organizational documents of such companies. If the Pledged Collateral is in certificated form, Pledgor shall, contemporaneously with the execution and delivery of this Agreement, cause the Pledged Collateral to be delivered to Secured Party, duly endorsed in blank without restrictions and, at the request of the Secured Party, with all signatures guaranteed with medallion signature guaranty acceptable to Secured Party and with all necessary transfer tax stamps affixed, if applicable.

2. The pledge and security interest described herein shall continue in effect to secure all Obligations from time to time outstanding unless and until all Obligations have been indefeasibly paid and satisfied in full and Secured Party’s commitment to make Loans is terminated.

3. Pledgor hereby represents and warrants that:

a. Except as pledged herein, Pledgor has not sold, assigned, transferred, pledged or granted any option or security interest in or otherwise hypothecated the Pledged Collateral in any manner whatsoever and the Pledged Collateral is pledged herewith free and clear of any and all liens, security interests, encumbrances, claims, pledges, restrictions, legends, and options;

b. Pledgor has the full power and authority to execute, deliver, and perform under this Agreement and to pledge the Pledged Collateral hereunder;

c. This Agreement constitutes the valid and binding obligation of Pledgor, enforceable in accordance with its terms, and the pledge of the Pledged Collateral referred to herein is not in violation of and shall not create any default under organizational document of any issuer listed on Schedule I attached hereto, or any other material agreement, undertaking or obligation of Pledgor;

d. The Pledged Collateral has been duly and validly authorized and issued by the issuer thereof and such Pledged Collateral is fully paid for and non-assessable;

e. Pledgor is pledging hereunder all of the Pledgor’s interest and ownership in all entities listed on Schedule I attached hereto;

f. The Pledged Collateral is represented by certificates and each certificate or other document evidencing such portion of the Pledged Collateral is genuine, has been duly authorized and validly issued by each of the respective issuers, is in all respects what it purports to be and is enforceable in accordance with its terms; and

g. Contemporaneously with the execution hereof, Pledgor is delivering to Secured Party a copy of each by-law, partnership or operating agreement (as applicable) governing, as of the date hereof, each issuer listed on Schedule I attached hereto.

4. If an Event of Default occurs and is continuing under the Loan Agreement, then Secured Party may, at its sole option, exercise from time to time with respect to the Pledged Collateral, any and/or all rights and remedies available to it hereunder, under the Uniform Commercial Code, as in effect from time to time, in the State of New York (“UCC”), or otherwise available to it, at law or in equity, including, without limitation, the right to dispose of the Pledged Collateral at public or private sale(s) or other proceedings, and Pledgor agrees that, if permitted by law, Secured Party or its nominee may become the purchaser at any such sale(s).

5. a. In addition to all other rights granted to Secured Party herein, or otherwise available at law or in equity, Secured Party shall have the following rights, each of which may be exercised at Secured Party’s sole discretion (but without any obligation to do so), at any time during the continuation of any Event of Default under the Loan Agreement, without further consent of Pledgor: (i) transfer the whole or any part of the Pledged Collateral into the name of itself or its nominee or to conduct a sale of the Pledged Collateral pursuant to the UCC or pursuant to any other applicable law; (ii) vote the Pledged Collateral; (iii) notify the persons obligated on any of the Pledged Collateral to make payment to Secured Party, of any amounts due or to become due thereon; and (iv) release, surrender or exchange any of the Pledged Collateral at any time, or to compromise any dispute with respect to the same. Secured Party may proceed against the Pledged Collateral, or any other collateral securing the Obligations, in any order, and against Pledgor and any other obligor, jointly and/or severally, in any order to satisfy the Obligations. Pledgor waives and releases any right to require Secured Party to first collect any of the Obligations secured hereby from any other collateral of Pledgor or any other party securing the Obligations under any theory of marshalling of assets, or otherwise. All rights and remedies of Secured Party are cumulative, not alternative.

b. Pledgor hereby irrevocably appoints Secured Party its attorney-in-fact, subject to the terms hereof, during the continuation of such Event of Default under the Loan Agreement, at Secured Party’s option, (i) to effectuate the transfer of the Pledged Collateral on the books of the issuer thereof to the name of Secured Party or to the name of Secured Party’s nominee, designee or assignee; (ii) to endorse and collect checks payable to Pledgor representing distributions or other payments on the Pledged Collateral; and (iii) to carry out the terms and provisions hereof.

c. Secured Party is hereby authorized to file financing statements naming Pledgor as debtor (without Pledgor’s signature), in accordance with the UCC. Pledgor hereby authorizes Secured Party to file all financing statements and amendments to financing statements describing the Pledged Collateral in any filing office as Secured Party, in its sole discretion may determine.

6. The proceeds of any sale or other disposition of or realization upon the Pledged Collateral by Secured Party may be applied to or on account of the Obligations and in such order as Secured Party may elect including to the Expenses. Expenses shall mean all costs and expenses incurred by the Secured Party in enforcing the Obligations and/or the Loan Documents, including attorneys fees and disbursements.

7. Pledgor recognizes that Secured Party may be unable to effect, or may effect only after such delay which would adversely affect the value that might be realized from the Pledged Collateral, a public sale of all or part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (“Securities Act”) and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sale may be at prices and on terms less favorable to Secured Party or the seller than if sold at public sales, and therefore recognizes and confirms that such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they were made privately. Pledgor agrees that Secured Party has no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act.

8. In the event that any change is made or declared in the capital structure of any issuer listed on Schedule I attached hereto, or Pledgor acquires or in any other manner receives additional capital stock, partnership or membership interests (as applicable) in any such entity, or any option included within the Pledged Collateral is exercised, any and all new, substituted or additional certificates representing or evidencing such ownership interests which have been issued by reason of any such change or exercise, shall be delivered to and held by Secured Party under the terms hereof in the same manner as the Pledged Collateral originally pledged hereunder. Notwithstanding any provision herein to the contrary, unless an Event of Default has occurred and is continuing under the Loan Agreement, Pledgor may retain all Distributions on the Pledged Collateral.

9. So long as no Event of Default has occurred and is continuing under the Loan Agreement, and until Secured Party notifies Pledgor in writing of the exercise of its rights hereunder, Pledgor shall retain the sole right to vote the Pledged Collateral and exercise all rights of ownership with respect to all corporate questions for all purposes not inconsistent with the terms hereof.

10. Secured Party shall have no obligation to take any steps to preserve, protect or defend the rights of Pledgor or Secured Party in the Pledged Collateral against other parties. Secured Party shall have no obligation to sell or otherwise deal with the Pledged Collateral at any time for any reason, whether or not upon request of Pledgor, and whether or not the value of the Pledged Collateral, in the opinion of Secured Party or Pledgor, is more or less than the aggregate amount of the Obligations secured hereby, and any such refusal or inaction by Secured Party shall not be deemed a breach of any duty which Secured Party may have under law to preserve the Pledged Collateral. Except as provided by applicable law, no duty, obligation or responsibility of any kind is intended to be delegated to or assumed by Secured Party at any time with respect to the Pledged Collateral.

11. To the extent Secured Party is required by law to give Pledgor prior notice of any public or private sale, or other disposition of the Pledged Collateral, Pledgor agrees that seven (7) Business Days prior written notice to Pledgor shall be a commercially reasonable and sufficient notice of such sale or other intended disposition. Pledgor further recognizes and agrees that if the Pledged Collateral, or a portion thereof, threatens to decline speedily in value or is of a type customarily sold on a recognized market, Pledgor shall not be entitled to any prior notice of sale or other intended disposition.

12. Pledgor shall indemnify, defend and hold harmless Secured Party from and against any and all claims, losses and liabilities resulting from any breach by Pledgor of Pledgor’s representations and covenants under this Agreement and any actions that Secured Party must take for the preservation or enforcement of its rights hereunder.

13. Pledgor hereby waives notice of (a) acceptance of this Agreement, (b) the existence and incurrence from time to time of any Obligations under the Loan Agreement, and (c) demand and default hereunder.

14. Pledgor hereby consents and agrees that Secured Party may at any time or from time to time pursuant to the Loan Agreement (a) extend or change the time of payment and/or the manner, place or terms of payment of any and all Obligations, (b) supplement, amend, restate, supersede, or replace the Loan Agreement or any other Loan Documents, (c) renew, extend, modify, increase or decrease loans and extensions of credit under the Loan Agreement, (d) modify the terms and conditions under which loans and extensions of credit may be made under the Loan Agreement, (e) settle, compromise or grant releases for any Obligations and/or any person or persons liable for payment of any Obligations, (f) exchange, release, surrender, sell, subordinate or compromise any collateral of any party now or hereafter securing any of the Obligations and (g) apply any and all payments received from any source by Secured Party at any time against the Obligations in any order as Secured Party may determine; all of the foregoing in such manner and upon such terms as Secured Party may determine and without notice to or further consent from Pledgor and without impairing or modifying the terms and conditions of this Agreement which shall remain in full force and effect.

15. This Agreement shall remain in full force and effect and shall not be limited, impaired or otherwise affected in any way by reason of (a) any delay in making demand on Pledgor for or delay in enforcing or failure to enforce, performance or payment of the Obligations, (b) any failure, neglect or omission on Secured Party’s part to perfect any lien upon, protect, exercise rights against, or realize on, any property of Pledgor or any other party securing the Obligations, (c) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons or in any property, (d) the invalidity or unenforceability of any Obligations or rights in any Collateral under the Loan Agreement, (e) the existence or nonexistence of any defenses which may be available to the Pledgor with respect to the Obligations or (f) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Pledgor.

16. Pledgor covenants and agrees that Pledgor shall not, without the prior written consent of Secured Party, sell, encumber or grant any lien, security interest or option on or with respect to any of the Pledged Collateral.

17. Pledgor hereby authorizes and instructs each issuer of the Pledged Collateral to comply with any instruction received by it from Secured Party in writing that (a) states that an Event of Default exists and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Pledgor, and Pledgor agrees that each such issuer shall be fully protected in so complying.

18. No omission or delay by Secured Party in exercising any right or power under this Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any Default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Pledgor no waiver will be valid unless in writing and signed by Secured Party and then only to the extent specified.

19. This Agreement and all related documents delivered hereunder shall be construed as integrated and complementary of each other, and as augmenting and not restricting Secured Party’s rights and remedies. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Pledgor and Secured Party.

20. THIS AGREEMENT, AND ALL MATERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF THIS AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

21. Pledgor hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the State of New York or the United States District Court for the Eastern District of New York in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. Pledgor waives any objection which Pledgor may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Pledgor irrevocably agrees to service of process by certified mail, return receipt requested to the address of the appropriate party set forth on the signature page hereto.

22. All communications which Secured Party may provide to Pledgor herein shall be sent to Pledgor at the respective address set forth in the Loan Agreement in writing, and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, nationally reorganized overnight courier service or by United States mail, registered or certified, return receipt requested, postage prepaid in accordance with the Notice provisions in the Loan Agreement.

23. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Pledgor may not transfer, assign or delegate any of its duties or obligations hereunder.

24. PLEDGOR (AND SECURED PARTY BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

[SIGNATURES TO FOLLOW ON SEPARATE PAGE]

SIGNATURE PAGE

Collateral Pledge Agreement

IN WITNESS WHEREOF, this Collateral Pledge Agreement has been executed and delivered as of the date first set forth above.

1847 WOLO INC.

Attest:	By:
Name:
Title:

	Address:	c/o 1847 Holdings LLC
590 Madison Avenue, 21st Floor
New York, New York 10022

SCHEDULE I

Pledged Collateral

The following Collateral is hereby pledged by Pledgor to Secured Party pursuant to the Collateral Pledge Agreement to which this Schedule is attached:

A. Pledged Capital Stock

Name of Corporation	State of Inc.	Class of Stock	Certificate No.	Number of Shares	Owner of Stock
Wolo Mfg. Corp.	New York	Common		100%	1847 Wolo Inc.
Wolo Industrial Horn & Signal, Inc.	New York	Common		100%	1847 Wolo Inc.